UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2013

LAS VEGAS RAILWAY EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54648 (Commission File Number)	56-646797 (I.R.S. Employer Identification No.)

6650 Via Austi Parkway, Suite 140 Las Vegas, NV 89119 (Address of principal executive offices) (zip code)

702-583-6715 (Registrant’s telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.
Jeff Cahlon, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, NY 10006
Telephone: (212) 930-9700
Fax: (212) 930-9725

6650 Via Austi Parkway, Suite 170
Las Vegas, NV  89119

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 13, 2013, Las Vegas Railway Express, Inc. (the “Company”) filed an amendment to its Certificate of Incorporation  with the Secretary of State of the State of Delaware to effect a one-for-twenty reverse split of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”),

The Company is in the process of notifying the Financial Industry Regulatory Authority (“FINRA”) of the Reverse Stock split. The Reverse Stock Split will be effective upon FINRA approval, which the Company expects to occur on or about November 26, 2013.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits                                                      Description

3.1                                               Certificate of Amendment to Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS RAILWAY EXPRESS, INC.

Date: November 21, 2013	By:	/s/ Michael Barron
Name: Michael Barron
Title: Chief Executive Officer